EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Arnold S. Lippa, the Interim Chief Executive Officer of RespireRx Pharmaceuticals Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(i)	Except for the timeliness requirement set forth in Rule 13a-13(a), the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(ii)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Date: October 15, 2018	By:	/s/ ARNOLD S. LIPPA
Arnold S. Lippa
Interim Chief Executive Officer